UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 3, 2021

SmileDirectClub, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39037	83-4505317
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

414 Union Street Nashville, Tennessee	37219
(Address of Principal Executive Offices)	(Zip Code)

(800) 848-7566
(Registrant’s telephone number, including area code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of Each Class	Trading Symbol(s)	Name on Each Exchange on Which Registered
Class A common stock, par value $.0001 per share	SDC	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.  Other Events.

On May 3, 2021, SmileDirectClub, Inc. (the “Company”) announced that it experienced a systems outage that was caused by a cybersecurity incident on April 14, 2021 (the “Incident”). The Company promptly implemented a series of containment and remediation measures to address the Incident, including temporarily isolating and shutting down affected systems and related manufacturing operations. The Company immediately mobilized its internal engineering security team and has engaged leading forensic information technology firms to assist the Company’s investigation into the Incident. As a result of these efforts, the Company was able to successfully block the attack, no ransom was paid, and the Company’s systems and operations are back online and performing normally.
Since the date of the Incident, the Company has been, and is, actively managing the Incident and, in consultation with its third-party advisors, investigating and seeking to understand and quantify the impact on the Company, its business operations and financial results. At this time, the Company is not aware of any data loss from, or other loss of assets as a result of, the Incident, including any exposure of customer or team member information. The Incident, however, has caused, and may continue to cause, delays and disruptions to parts of the Company’s business, including treatment planning, manufacturing operations, and product delivery. While the Company maintains insurance coverage for certain expenses and potential liabilities that may be associated with the Incident, and the Company plans to pursue coverage for all applicable expenses and liabilities, at this time, the Company expects that the Incident may have a material impact on its business operations and financial results in the second quarter.

Accordingly, while it is too early to assess the full impact of the Incident on the second quarter of 2021, the Company now expects second quarter 2021 revenue to be approximately $195 - $200 million, and Adjusted EBITDA to be approximately break-even. These estimates reflect an approximately $10 - $15 million revenue impact in the quarter from the cyber-attack and the associated downtime in treatment planning and manufacturing.

For the first quarter 2021, the Company is expected to announce the following:

First Quarter 2021 Financial Highlights

•First quarter total revenue of $199.5 million, up 8% over the fourth quarter, and up 1.4% year-over-year, representing a Company record for quarterly revenue and the first quarter of year-over-year revenue growth since the start of the pandemic.
•First quarter net loss of $(95.6) million, which includes a $47.6 million loss on extinguishment of debt, compared to a net loss of $(107.4) million in the prior year quarter.
•First quarter Adjusted EBITDA of $4.9 million, representing a $72 million improvement year-over-year.
•First quarter diluted EPS of $(0.25).

Key Operating Metrics

•First quarter 2021 unique aligner shipments of 106,345.
•Average aligner gross sales price (“ASP”) of $1,860 for the first quarter of 2021.
•The Company plans to discuss these results during its quarterly earnings call after market close on Monday, May 10.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements. All statements other than statements of historical facts may be forward-looking statements. Forward-looking statements generally relate to future events and include, without limitation, projections, forecasts and estimates about possible or assumed future results of our business, financial condition, liquidity, results of operations, plans, and objectives. Some of these statements may include words such as “expects,” “anticipates,” “believes,” “estimates,” “targets,” “plans,” “potential,” “intends,” “projects,” and “indicates.”

Although they reflect our current, good faith expectations, these forward-looking statements are not a guarantee of future performance, and involve a number of risks, uncertainties, estimates, and assumptions, which are difficult to predict. Some of the factors that may cause actual outcomes and results to differ materially from those expressed in, or implied by, the forward-looking statements include, but are not necessarily limited to: the ongoing assessment of the Incident referenced herein, material legal, financial and reputational risks resulting from such Incident and the related operational disruptions, the duration and magnitude of the COVID-19 pandemic and related containment measures; our management of growth; the execution of our business strategies, implementation of new initiatives, and improved efficiency; our sales and marketing efforts; our manufacturing capacity, performance, and cost; our ability to obtain future regulatory approvals; our financial estimates and needs for additional financing; consumer acceptance of and competition for our clear aligners; our relationships with retail partners and insurance carriers; our R&D, commercialization, and other activities and expenditures; the methodologies, models, assumptions, and estimates we use to prepare our financial statements, make business decisions, and manage risks; laws and regulations governing remote healthcare and the practice of dentistry; our relationships with vendors; the security of our operating systems and infrastructure; our risk management framework; our cash and capital needs; our intellectual property position; our exposure to claims and legal proceedings; and other factors described in our filings with the Securities and Exchange Commission, including but not limited to our Annual Report on Form 10-K for the year ended December 31, 2020.

New risks and uncertainties arise over time, and it is not possible for us to predict all such factors or how they may affect us. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. We are under no duty to update any of these forward-looking statements after the date of this Current Report on Form 8-K to conform these statements to actual results or revised expectations. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this Current Report on Form 8-K.

Use of Non-GAAP Financial Measures

This Current Report on Form 8-K contains certain non-GAAP financial measures, including adjusted EBITDA (“Adjusted EBITDA”). We provide a reconciliation of this non-GAAP financial measure to the most directly comparable GAAP financial measure below.

We utilize certain non-GAAP financial measures, including Adjusted EBITDA, to evaluate our actual operating performance and for planning and forecasting of future periods.

We define Adjusted EBITDA as net loss plus depreciation and amortization, interest expense, income tax expense, equity-based compensation, impairment of long-lived assets, abandonment and other related charges, and certain other non-operating expenses such as one-time store closure costs associated with our real estate repositioning strategy, severance and other labor costs, and unrealized foreign currency adjustments. We use Adjusted EBITDA when evaluating our performance when we believe that certain items are not indicative of operating performance. Adjusted EBITDA provides useful supplemental information to management regarding our operating performance and we believe it will provide the same to members/stockholders.

We believe that Adjusted EBITDA will provide useful information to members/stockholders about our performance, financial condition, and results of operations for the following reasons: (i) Adjusted EBITDA would be among the measures used by our management team to evaluate our operating performance and make day-to-day operating decisions and (ii) Adjusted EBITDA is frequently used by securities analysts, investors, lenders, and other interested parties as a common performance measure to compare results or estimate valuations across companies in our industry.

Adjusted EBITDA does not have a definition under GAAP, and our definition of Adjusted EBITDA may not be the same as, or comparable to, similarly titled measures used by other companies. Adjusted EBITDA should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. A reconciliation of Adjusted EBITDA to net loss, the most directly comparable GAAP financial measure, is set forth below.

(in thousands)	Three Months Ended March 31,
	2021	2020
	(unaudited)
Net loss	$(95,645)	$(107,400)
Depreciation and amortization	16,460	11,442
Total interest expense	17,566	4,022
Income tax expense	1,707	1,974
Other store closure and related costs	1,128	—
Loss on extinguishment of debt	47,631	—
Equity-based compensation	15,159	16,396
Other non-operating general and administrative losses	912	6,584
Adjusted EBITDA	$4,918	$(66,982)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMILEDIRECTCLUB, INC.

By:	/s/ Kyle Wailes

Name:	Kyle Wailes
Title:	Chief Financial Officer

Date: May 3, 2021